Supplement dated August 29, 2011
to the Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011, and July 20, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

SMALLCAP GROWTH FUND I

In the Principal Investment Strategies section, delete the first sentence in the first paragraph and substitute the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $4.0 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $5.2 billion)) at the time of purchase.